UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: February 27, 2019

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On February 27, 2019, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into certain agreements pursuant to a loan (the “Loan”) facilitated by China Kington Asset Management Co. Ltd. (“China Kington”). In connection with the Loan, the Company issued a promissory note (the “Note”) payable to Pioneer Pharma (Hong Kong) Company Limited (“Pioneer”), loaning the Company $1,000,000. The Note was issued on February 27, 2019.

The proceeds from the Note are to be used for general corporate purposes. The Loan includes an interest payment of $150,000 (the “Interest Payment”). The entire principal sum and the Interest Payment are payable in full upon the Company’s next financing with Pioneer, but in no event shall the term of the Loan extend beyond July 27, 2019. The Note may be prepaid in whole or in part without premium or penalty upon certain events occurring.

To secure the Note, China Kington shall have a perfected security interest in all tangible and intangible assets of the Company, pursuant to a security agreement (the “Security Agreement”) between the Company and China Kington, which was entered into on February 27, 2019.

The foregoing descriptions are qualified in their entirety by reference to the Note payable to the order of Pioneer and the Security Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)      The information set forth in Item 1.01 of the Current Report of Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.      Regulation FD

The Company’s operating cash flow is not sufficient to support its ongoing operations.  The above-described Loan will cover the Company’s operating expenses for approximately 30 days.  During this time, the Company will evaluate its strategic options.

Item 9.01.     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1	Promissory Note Payable to Pioneer Pharma (Hong Kong) Company Limited, dated February 27, 2019
10.2	Security Agreement, dated February 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
Senior Vice President, General Counsel

Dated: March 1, 2019